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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K

                          Current Report Pursuant
                       to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported)    September 9, 1998
                                                 -------------------------------


                          CASE RECEIVABLES II INC.
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             (Exact Name of Registrant as Specified in Charter)


          Delaware                 33-99298                      76-0439709
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(State or Other Jurisdiction      (Commission                  (IRS Employer
     of Incorporation)            File Number)              Identification No.)


233 Lake Avenue, Racine, Wisconsin                                     53403
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(Address of Principal Executive Offices)                             (Zip Code)


Registrant's telephone number, including area code     (414) 636-6011
                                                   -----------------------------


                     233 Lake Avenue, Racine, Wisconsin 53403
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          (Former Name or Former Address, if Changed Since Last Report)



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



Item 5.      Other Events

         In the Prospectus Supplement dated August 18, 1998, issued under Registration Statement No. 33-52493, the Registrant stated that, following the end of the Funding Period, it would file a report on Form 8-K containing information comparable to that contained in the tables set forth therein regarding the characteristics of the Receivables Pool of Case Equipment Receivables Trust 1998-B upon completion of the Funding Period. Following below is such information:



                       Composition of the Receivables
                    as of the end of the Funding Period

  Weighted                                 Weighted       Weighted
  Average      Aggregate     Number        Average        Average       Average
   APR of      Contract        0f         Remaining       Original      Contract
Receivables      Value      Receivables      Term          Term          Value
-----------   ----------    -----------   ---------      ----------    ---------

   8.694%   $611,156,178.44   20,422     45.07 months   49.62 months  $29,926.36




                   Distribution by APR of the Receivables
                    as of the end of the Funding Period


                                                 Aggregate           Percent of
                             Number of            Contract            Aggregate
APR Range                  Receivables               Value       Contract Value
---------                  ------------          ---------       ---------------
3.120%   to   3.999%               813       14,375,257.03                2.35%
4.000%   to   4.999%               334       26,794,085.73                4.38%
5.000%   to   5.999%               677       21,911,928.13                3.59%
6.000%   to   6.999%             3,722       76,643,475.45               12.54%
7.000%   to   7.999%             2,968       99,453,351.88               16.27%
8.000%   to   8.999%             1,839      111,265,263.73               18.21%
9.000%   to   9.999%             2,644      112,297,905.57               18.37%
10.000%  to  10.999%             5,620      104,321,337.48               17.07%
11.000%  to  11.999%               909       19,635,762.70                3.21%
12.000%  to  12.999%               404        9,688,318.84                1.59%
13.000%  to  13.999%               184        4,051,688.12                0.66%
14.000%  to  14.999%                62        2,032,956.99                0.33%
15.000%  to  15.999%                44        1,746,425.92                0.29%
16.000%  to  16.999%                52        2,258,589.53                0.37%
17.000%  to  17.999%               149        4,671,127.19                0.76%
18.000%  to  18.000%                 1            8,704.15                0.00%
                               -------    ----------------             --------
Total                           20,422      611,156,178.44              100.00%
                                ======      ==============             ========





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




             Distribution by Equipment Type of the Receivables
                    as of the end of the Funding Period



                                                                      Percent of
                                                    Aggregate          Aggregate
                              Number of              Contract           Contract
Type                        Receivables                 Value              Value
----                        -----------             ----------        ----------
Agricultural
         New                      6,096        $153,440,494.78            25.11%
         Used                     6,513         145,696,961.45            23.84

Construction
         New                      4,522         201,247,523.68            32.93
         Used                     3,291         110,771,198.53            18.12
                                 ------         --------------           -------
Total                            20,422        $611,156,178.44           100.00%
                                 ======        ===============           ======



            Distribution by Payment Frequency of the Receivables
                    as of the end of the Funding Period



                                                                    Percent of
                                                 Aggregate           Aggregate
                           Number of              Contract            Contract
Frequency                Receivables               Value              Value
---------                -----------             ---------          ----------
Monthly                       10,888       $356,305,004.48               58.30%
Quarterly                        193          5,458,585.26                0.89
Semiannual                       751         23,875,830.98                3.91
Annual                         8,590        225,516,757.72               36.90
                              ------        --------------               -----


Total                         20,422       $611,156,178.44              100.00%
                              ======        ==============              ======



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



              Distribution by Current Value of the Receivables
                    as of the end of the Funding Period



                                                                      Percent of
    Contract                                   Aggregate              Aggregate
     Value                   Number of          Contract               Contract
     Range                  Receivables          Value                  Value
    ---------               -----------        ---------              ----------

$     218.18  - 4,999.99          2,412    $   7,922,445.69              1.30%
    5,000.00  - 9,999.99          3,725       27,278,877.61              4.46
   10,000.00 - 14,999.99          3,052       37,644,566.05              6.16
   15,000.00 - 19,999.99          2,121       36,720,559.40              6.01
   20,000.00 - 24,999.99          1,436       32,073,397.02              5.25
   25,000.00 - 29,999.99          1,195       32,743,677.84              5.36
   30,000.00 - 34,999.99            947       30,651,936.25              5.02
   35,000.00 - 39,999.99            821       30,697,443.39              5.05
   40,000.00 - 44,999.99            669       28,404,206.13              4.65
   45,000.00 - 49,999.99            558       26,494,548.60              4.34
   50,000.00 - 54,999.99            506       26,497,594.58              4.34
   55,000.00 - 59,999.99            406       23,324,867.98              3.82
   60,000.00 - 64,999.99            350       21,813,424.67              3.57
   65,000.00 - 69,999.99            265       17,842,346.10              2.92
   70,000.00 - 74,999.99            267       19,350,880.99              3.17
   75,000.00 - 99,999.99            739       63,515,971.06             10.39
 100,000.00 - 199,999.99            826      108,708,165.71             17.79
 200,000.00 - 299,999.99             73       17,237,432.42              2.82
 300,000.00 - 499,999.99             45       16,777,920.88              2.75
 500,000.00 - 699,999.99              7        3,970,749.73              0.65
 700,000.00 - 899,999.99              2        1,485,166.34              0.24
                                             ----------------           -------



           Total                 20,422     $611,156,178.44            100.00%
                                 ======     ---------------            -------

                 Geographic Distribution of the Receivables
                    as of the end of the Funding Period


                     Percent of                                     Percent of
                      Aggregate                                      Aggregate
State(1)           Contract Value             State               Contract Value
--------           --------------             -----               --------------
Alabama..............   3.26%                 Nebraska................   2.22%
Alaska...............   0.16                  Nevada..................   0.82
Arizona..............   1.79                  New Hampshire...........   0.22
Arkansas.............   4.15                  New Jersey..............   0.75
California...........   3.67                  New Mexico..............   0.45
Colorado.............   2.29                  New York................   2.13
Connecticut..........   0.35                  North Carolina..........   2.01
Delaware.............   0.27                  North Dakota............   1.28
DC...................   0.00                  Ohio....................   2.63
Florida..............   2.65                  Oklahoma................   2.42
Georgia..............   4.60                  Oregon..................   1.58
Hawaii...............   0.09                  Pennsylvania............   2.37
Idaho................   1.52                  Rhode Island............   0.01
Illinois ............   4.03                  South Carolina..........   1.43
Indiana..............   2.42                  South Dakota  ..........   2.25
Iowa.................   3.74                  Tennessee...............   2.47
Kansas  .............   3.31                  Texas...................   8.99
Kentucky.............   1.30                  Utah....................   0.99
Louisiana............   2.64                  Vermont.................   0.37
Maine................   0.45                  Virginia................   1.21
Maryland.............   0.95                  Washington..............   2.32
Massachusetts........   0.32                  West Virginia...........   0.26
Michigan.............   2.48                  Wisconsin...............   2.70
Minnesota............   3.43                  Wyoming.................   0.46
Mississippi   .......   3.94                                             ----
Missouri.............   2.80
Montana..............   1.05                       Total.............. 100.00%



--------------------------
(1)   Based on billing addresses of Obligors.

                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     CASE RECEIVABLES II INC.
                                           (Registrant)




Dated: September 24, 1998            By: /s/   Peter Hong
                                         -------------------------------------
                                            Peter Hong
                                            Treasurer


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